SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 13, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                       HAYES LEMMERZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-50303           32-0072578_
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)      Identification No.)


                          HLI OPERATING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     333-107539            30-0167742_
 (State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)         File Number)      Identification No.)


               15300 CENTENNIAL DRIVE, NORTHVILLE, MICHIGAN 48167
              (Address of principal executive offices) (Zip Code)


                                 (734) 737-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 16, 2004, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7(C).     EXHIBITS.


Exhibit No.            Exhibit

99.1                   Press release of the Company dated July 16, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HAYES LEMMERZ INTERNATIONAL, INC.


                                      By:  /s/  Patrick C. Cauley
                                           ------------------------------
                                           Patrick C. Cauley
                                           Vice President,
                                           General Counsel and Secretary

Dated: July 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HLI OPERATING COMPANY, INC.


                                      By:  /s/  Patrick C. Cauley
                                           ------------------------------
                                           Patrick C. Cauley
                                           Vice President,
                                           General Counsel and Secretary

Dated: July 16, 2004

                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release of the Company dated July 16, 2004.

                                                                 EXHIBIT 99.1


               HAYES LEMMERZ ANNOUNCES RESULTS OF ANNUAL MEETING

NORTHVILLE, MI - JULY 16, 2004 - Hayes Lemmerz International, Inc., (NASDAQ:
HAYZ) recently reported that shareholders at its 2004 Annual Meeting, held July 13, 2004, voted to reelect as Class I Directors, two members of Hayes Lemmerz' Board of Directors, Curtis J. Clawson, President, CEO and Chairman of the Board of the Company and George T. Haymaker, Jr., Lead Director of the Company. Messrs. Clawson and Haymaker will each serve three year terms, set to expire at the Company's 2007 Annual Meeting.

Additionally, shareholders ratified the board's selection of KPMG LLP as independent auditors for the fiscal year ending January 31, 2005.

Hayes Lemmerz International, Inc. is a world leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 44 facilities in 14 countries and approximately 11,000 employees worldwide.

CONTACTS:

   o     Marika Diamond
         Hayes Lemmerz International, Inc.
         734.737.5162